PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated October 4, 2021,
to
Prospectuses dated May 1, 2021, for VUL Protector® Contracts and PruLife® SVUL Protector® Contracts
and
Prospectuses dated May 10, 2021, for VUL Protector® Contracts
and
Prospectuses dated August 16, 2021, for PruLife® SVUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

On or about Monday, October 18th, 2021, the AST Fidelity Institutional AM® Quantitative Portfolio (“the Fund”) will merge into AST T. Rowe Price Asset Allocation Portfolio. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the Fund will be automatically updated to replace the Fund with AST T. Rowe Price Asset Allocation Portfolio. On the effective date all references to the Fund are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP151
VULP, VULP14, VULP15, VULP18, VULP21, SVULP, SVULP20, SVULP21